UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 4, 2003

SAFEWAY INC.

(Exact name of registrant as specified in its charter)

Delaware	1-00041	94-3019135

(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5918 Stoneridge Mall Road, Pleasanton, California	94588-3229

(Address of principal executive offices)	(Zip Code)

(925) 467-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
Item 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
Exhibit 99.1
Exhibit 99.2

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are furnished with this Form 8-K:

99.1 Press Release dated December 4, 2003.
99.2 Slides Presented at December 4, 2003 Investor Conference.

Item 9. Regulation FD Disclosure.

Item 12. Results of Operations and Financial Condition

The following information is furnished under Item 9 and Item 12 of Form 8-K. The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

On December 4, 2003, Safeway issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On December 4, 2003, we held our annual investor conference at which we presented certain slides regarding our recent performance and financial outlook, copies of which are attached hereto as Exhibit 99.2 and incorporated herein by reference. In the investor conference presentation, we used the following financial measures (non-GAAP financial measures) that are not measures of financial performance under U.S. generally accepted accounting principles (GAAP):

•	“free cash flow” which is calculated as net cash flow from operating activities less net cash flow used by investing activities;

•	“consensus 2003 EPS estimate from continuing operations” (before Dominick’s continuing operations and without giving effect to the impact of the Vons strike); and

•	EPS for 2004 without giving effect to the impact of the Vons strike.

We believe that “free cash flow” is a useful indicator of our ability to service debt and fund share repurchases that management believes will enhance stockholder value. A portion of the free cash flow that the Company generates in 2003 is expected to be spent on mandatory debt service requirements or other non-discretionary expenditures.

The analysts’ consensus 2003 EPS estimate from continuing operations (before Dominick’s continuing operations and without giving effect to the impact of the Vons strike) is used as a baseline for estimating our 2003 net income per share (EPS), in that the 2003 fiscal year has not ended and our 2003 financial statements are not yet available. Management is unable to estimate the effect that the Vons strike will have on EPS for 2003 or 2004, and therefore is not able to provide any reconciliation of any amounts set forth herein with respect to the effect of the Vons strike.

These non-GAAP financial measures should not be considered as alternatives to net income (loss) as a measure of performance, nor as alternatives to net cash from operating activities as a measure of liquidity. These measures have limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of our results as reported under GAAP. Other companies in our industry may calculate “free cash flow” differently than we do, limiting its usefulness as a comparative measure.

Because of these limitations, our non-GAAP financial measures should not be considered as measures of discretionary cash available to us to invest in the growth of our business. We compensate for these limitations by relying primarily on our GAAP results and use our non-GAAP financial measures supplementally. The following is a reconciliation of the non-GAAP measures to the most directly comparable financial measure calculated and presented in accordance with GAAP.

SAFEWAY INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(Dollars in millions, except per share)
(unaudited)

RECONCILIATION FROM INTERIM CASH FLOW STATEMENT TO FREE CASH FLOW

	2002	2003

Net cash flow from operating activities	$1,493	$1,371
Net cash flow used by investing activities	(865)	(443)

Free cash flow	628	928
Net cash flow used by financing activities	(656)	(906)
Net cash from discontinued operations	40	12

Increase in cash and equivalents	$12	$34

FINANCIAL GUIDANCE FOR 2004
RECONCILIATION OF GAAP CASH FLOW MEASURE TO FREE CASH FLOW ESTIMATE

Net cash flow from operating activities	$1,900	to	2,000
Net cash flow used by investing activities	(1,200)	to	(1,100)

Free cash flow from continuing operations	$700	to	900

RECONCILIATION OF ANALYSTS’ CONSENSUS 2003 EPS ESTIMATE
TO NET INCOME PER SHARE

The Consensus EPS Estimate from Continuing Operations (without giving effect to the impact of the Vons strike) for 2003 of $2.02 combined with Loss From Operations On Dominick’s of $(.01) represents an estimate of the Consensus for Net Income Per Share for 2003 of $2.01 (without giving effect to the impact of the Vons strike). Adjusted Consensus EPS for 2003 is the estimate of Consensus for Net Income Per Share for 2003 adjusted by $(.09) per share representing the amount of depreciation of Dominick’s that would have been recorded in 2003 had Dominick’s not been accounted for as an asset held for sale during the first 44 weeks of 2003, and by $(.05) per share which represents an estimate of the effect of the 2003 fiscal year having 53 weeks instead of 52 weeks. Management is unable to estimate the effect that the Vons strike will have on EPS for 2003 or 2004.

Forward -Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements relate to, among other things, same-store sales, capital expenditures, improvements in operations, gross margin and costs, shrink reduction efforts, centralization of operations and business reinvention, effects of our labor strategy, marketing strategies with respect to perishables and other items and are indicated by words or phrases such as “estimates,” “on-going,” “expects,” “comfortable,” “guidance,” “management believes,” “the Company believes,” “the Company intends,” “we believe,” “we intend,” and similar words or phrases. These statements are based on our current plans and expectations and involve risks and uncertainties. The following are among the principal factors that could cause actual results to differ materially from the forward-looking statements: general business and economic conditions in our operating regions, including the rate of inflation, consumer spending levels, population, employment and job growth in our markets; pricing pressures and competitive factors, which could include pricing strategies, store openings and remodels by our competitors; results of our programs to control or reduce costs including our ability to implement our programs to centralize buying and merchandising and realize savings from that program and the potential operating effects of implementing that program; results of our programs to reduce and control shrink; results of our programs to increase sales, including private-label sales, perishables and our promotional programs; results of our programs to improve capital management; the ability to integrate any companies we acquire and achieve operating improvements at those companies; various risks and uncertainties concerning our strategy of keeping Dominick’s in order to enhance shareholder value; changes in financial performance of other companies in which we have investments, including GroceryWorks and the amount of any inventory adjustment at Casa Ley; increases in labor costs and relations with union bargaining units representing our employees or employees of third-party operators of our distribution centers and the effect of labor strikes, including the current strike in Southern California; changes in state or federal legislation, regulation or judicial developments; the cost and stability of power sources; opportunities or acquisitions that we pursue; the availability and timely delivery of perishables and other products; market valuation assumptions and internal projections of future operating results which affect the valuation of goodwill; the rate of return on our pension assets; and the availability and terms of financing. Consequently, actual events and results may vary significantly from those included in or contemplated or implied by such statements. The Company undertakes no obligation to update forward-looking statements to reflect developments or information obtained after the date hereof and disclaims any obligation to do so.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFEWAY INC. (Registrant)

Date: December 4, 2003	By:	/s/ Robert A. Gordon

	Name:	Robert A. Gordon
	Title:	Senior Vice President & General Counsel

EXHIBIT INDEX

Exhibit
No.___

99.1	Press Release dated December 4, 2003 of Safeway Inc.
99.2	Slides Presented at December 4, 2003 Investor Conference